SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report - September 18, 2001
                                          -------------------
                        (Date of earliest event reported)


                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                      0-21504               23-2180139
         --------                      -------              -----------
  (State of incorporation)           (Commission           (IRS Employer
                                     File Number)        Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



    Registrant's telephone number, including area code     (215) 657-6202
                                                           --------------


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Item 5. Other Events

     On September 18, 2001, the Company filed its August 2001 Monthly Operating Report ("MOR") pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a) (3). A copy of such report is attached as an exhibit to this filing.

     The attachments and exhibits referenced in the MOR are not attached as part of Exhibit 99, but are available at the Office of the United States Trustee and the United States Bankruptcy Court for the Eastern District of Pennsylvania. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

Exhibit 99     August 2001 Monthly Operating Report



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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     QUAD SYSTEMS CORPORATION


 Dated:  September 19, 2001              By    /s/ Anthony R. Drury
                                         ------------------------------
                                         Anthony R. Drury
                                         Senior Vice President, Finance
                                         and Chief Financial Officer
                                         (Principal Accounting Officer
                                         and duly authorized officer)

                            QUAD SYSTEMS CORPORATION

                           CURRENT REPORT ON FORM 8-K


                                  EXHIBIT INDEX
                                  -------------

 Exhibit
   No.         Exhibit
 ------        -------

   99          August 2001 Monthly Operating Report